Exhibit 10.1

ASSUMED IKARIA HOLDINGS, INC.

2007 STOCK OPTION PLAN

1.             Purposes of the Plan.  The purposes of this 2007 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the business of the Company and any Subsidiary, Parent or Affiliate.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)           “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c)           “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Cause” for termination of a Participant’s Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons:  (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company.  The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(f)            “Change of Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; provided, however, that none of the following shall be considered a Change of Control: (i) a merger effected exclusively for the purpose of changing the domicile of the Company, (ii) an equity financing in which the Company is the surviving corporation, or (iii) a transaction in which the stockholders of the Company immediately prior to the transaction own 50% or more of the voting power of the surviving corporation immediately following the transaction.  For avoidance of doubt, the term “Change of Control” does not include the Company’s Series B Preferred Stock financing, the merger of a wholly owned subsidiary of the Company with Ikaria, Inc., or the acquisition of INO Therapeutics LLC by an Affiliate of the Company (collectively, the “Ikaria-INO Transactions”).

(g)           “Code” means the Internal Revenue Code of 1986, as amended.

(h)           “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i)            Prior to an Initial Public Offering (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as may be amended from time to time), the term “Common Stock” shall mean the Non-Voting Common Stock, par value $0.01 per share, of the Company.  Upon and following an Initial Public Offering, the term “Common Stock” shall mean the Voting Common Stock, par value $0.01 per share, of the Company and all Options outstanding at the time of the Initial Public Offering (to the extent not previously exercised) shall automatically convert into options to purchase an equivalent number of shares of the Company’s Voting Common Stock without any further action on the part of the Company or any Optionee.

(j)            “Company” means Ikaria Holdings, Inc., a Delaware corporation.

(k)           “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l)            “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to any policy of the Company or any Subsidiary, Parent or Affiliate thereof that may be adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its

Parents, Subsidiaries, Affiliates or their respective successors.  A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m)          “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n)           “Director” means a member of the Board.

(o)           “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)           “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants.  Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r)            “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s)            “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(t)            “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v)           “Option” means a stock option granted pursuant to the Plan.

(w)          “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x)           “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(y)           “Optioned Stock” means the Common Stock subject to an Option,

(z)           “Optionee” means an Employee or Consultant who receives an Option.

(aa)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb)         “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(cc)         “Plan” means this 2007 Stock Option Plan.

(dd)         “Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee)         “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(ff)          “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(gg)         “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(hh)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ii)           “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 8,058,834 Shares of Common Stock, of which number (i) 1,504,088 Shares relate to outstanding options originally granted under the Ikaria, Inc. 2004 Stock Option Plan (the “Existing Options”), which options were exchanged for options under this Plan in connection with consummation of the Ikaria-INO

Transactions, and (ii) the remaining 6,554,746 Shares do not relate to the Existing Options.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan.  Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

4.             Administration of the Plan.

(a)           General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)           Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.  The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)           Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)           to select the Employees and Consultants to whom Options may from time to time be granted;

(iii)          to determine whether and to what extent Options are granted;

(iv)          to determine the number of Shares of Common Stock to be covered by each award granted;

(v)           to approve the form(s) of agreement(s) used under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)         to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii)        to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix)          to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company or any Subsidiary, Parent or Affiliate thereof;

(x)           to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi)          in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5.             Eligibility.

(a)           Recipients of Grants.  Nonstatutory Stock Options may be granted to Employees and Consultants.  Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)           Type of Option.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)           ISO $100,000 Limitation.  Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d)           No Employment Rights.  The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company or any Subsidiary, Parent or Affiliate thereof, nor shall it interfere in any way with such Participant’s right or the right of the Company or any Subsidiary, Parent or Affiliate thereof to terminate the employment or consulting relationship at any time for any reason.

6.             Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors.  It shall continue in effect for a term often (10) years unless sooner terminated under Section 15 of the Plan.

7.             Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.             [Reserved.]

9.             Option Exercise Price and Consideration.

(a)           Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)            In the case of an Incentive Stock Option

(A)          granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)          granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii)          Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)           Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such shorter or longer period of time as may be deemed necessary in the Administrator’s sole discretion to avoid risk of the incurrence of adverse accounting charges by the Company); provided, however, that this clause (5) shall only apply to Options granted after March 28, 2007 if permitted by the Administrator at the time of exercise in its sole discretion; (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration maybe reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10.          Exercise of Option.

(a)           General.

(i)            Exercisability.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

(ii)           Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws).  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company or any Subsidiary, Parent or Affiliate thereof throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)          Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv)          Procedures for and Results of Exercise.  An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.  If required by the Option Agreement, it shall be a condition precedent to the exercise of an Option that the Optionee (and such Optionee’s spouse, if applicable) execute and deliver to the Company a counterpart signature page indicating such Optionee’s agreement to be bound as a “Stockholder” by the Company’s Common Stockholders Agreement attached to the Option Agreement or that is in use by the Company from time to time (the “Common Stockholders Agreement”).

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v)           Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and, if required by the Stock Option Agreement, a counterpart signature page to the Common Stockholders Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(b)           Termination of Employment or Consulting Relationship.  Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i)            Termination other than Upon Disability or Death or for Cause.  In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for ninety (90) days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.  No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii)           Disability of Optionee.  In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii)          Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within ninety (90) days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within six months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv)          Termination for Cause.  In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status.  If an Optionee’s employment or consulting relationship with the Company or any Subsidiary, Parent or Affiliate thereof is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.  Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c)           Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.          Taxes.

(a)           As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.  If the Administrator allows the withholding or surrender of Shares to satisfy a

Participant’s tax withholding obligations under this Section 11 (whether pursuant to Section11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)           In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company or a Subsidiary, Parent or Affiliate thereof, as applicable, to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c)           This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.  In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld; provided, however, that that this sentence shall only apply to Options granted after March 28, 2007 if permitted by the Administrator at the time of exercise in its sole discretion.  For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)           If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.  In the case of shares previously acquired from the Company that are surrendered under this Section 11 (d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e)           Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.  Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

(f)            In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12.          Non-Transferability of Options.

(a)           General.  Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by an Optionee will not constitute a transfer.  An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

(b)           Limited Transferability Rights.  Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to “Immediate Family Members” (as defined below) of the Optionee.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

13.          Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)           Changes in Capitalization.  Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided,  however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.  In the event of an “Initial Public Offering” (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as may be amended from time to time) or any other conversion of all of the outstanding shares of the Company’s Non-Voting Common Stock, all outstanding Options shall automatically convert into options to purchase an equivalent number of shares of the Company’s Voting Common Stock without any further action on the part of the Company or any Optionee.

(b)           Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)           Corporate Transaction.  In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d)           Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

14.          Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company or any Subsidiary, Parent or Affiliate thereof.  Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15.          Amendment and Termination of the Plan.

(a)           Authority to Amend or Terminate.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent.  In addition, to the extent necessary and desirable to comply with the

Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)           Effect of Amendment or Termination.  Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.          Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.  Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

17.          Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.          Agreements.  Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

19.          Stockholder Approval.  If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

20.          Information and Documents to Optionees.  Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company or any Subsidiary, Parent or Affiliate thereof assure their access to equivalent information.

21.          Awards Granted to California Residents.  Options granted under the Plan on any date on which the Common Stock is not a Listed Security to persons resident in California shall be subject to the provisions set forth in Attachment A hereto.  To the extent the provisions of the Plan conflict with the provisions set forth on Attachment A.  the provisions on Attachment A shall govern the terms of such Options.

Attachment A
Provisions Applicable to Option Recipients
Resident in California

The following additional terms shall apply if required by the Applicable Laws to (i) Options granted on any date the Common Stock is not a Listed Security, and (ii) any Shares issued upon exercise of such Options on any date the Common Stock is not a Listed Security, which are granted or issued to persons resident in California as of the date of grant or issuance, as applicable (each such person, a “California recipient”):

1.             In the case of an Option, whether an Incentive Stock Option or a Nonqualified Stock Option, that is granted to a California Recipient who, at the time of the grant of such Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value on the grant date.

2.             In the case of a Nonqualified Stock Option that is granted to any other California Recipient, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the grant date.

3.             With respect to an Option issued to any California Recipient who is not an Officer, Director or Consultant, such Option shall become exercisable, or any repurchase option in favor of the Company shall lapse, at the rate of at least 20% per year over five years from the grant date.

4.             The following rules shall apply to an Option issued to any California Recipient or to stock issued to a California Recipient upon exercise of an Option, in the event of termination of the California Recipient’s employment or services with the Company or any Subsidiary, Parent or Affiliate thereof:

(a)           If such termination was for reasons other than death or disability, the California Recipient shall have at least 30 days after the date of such termination (but in no event later than the expiration of the term of such Option established by the Plan Administrator as of the grant date) to exercise such Option.

(b)           If such termination was on account of the death or disability of the California Recipient, the holder of the Option may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option established by the Plan Administrator as of the grant date), exercise the Option to the extent the California Recipient was otherwise entitled to exercise it at the date of such termination.  To the extent that the California Recipient was not entitled to exercise the Option at the date of termination, or if the holder does not exercise such Option to the extent so entitled within six months from the date of termination, the Option shall terminate and the Common Stock underlying the unexercised portion of the Option shall revert to the Plan.

(c)           Section 10(b)(iv) of the Plan shall apply with equal effect to vested Shares acquired upon exercise of an Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security to a person other than an Officer, Director or Consultant, in that

A1

the Company shall have the right to repurchase such Shares from the Participant upon the following terms:  (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock.  With respect to vested Shares issued upon exercise of an Option granted to any Officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine.  Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

5.             The Company shall provide financial statements at least annually to each California Recipient during the period such person has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of awards under the Plan is limited to key employees whose duties in connection with the Company or any Subsidiary, Parent or Affiliate thereof assure their access to equivalent information.

6.             Unless defined below or otherwise in this Attachment, Capitalized terms shall have the meanings set forth in the Plan.  For purposes of this Attachment, “Officer” means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

A2

Amendment No. 1 to the Ikaria Holdings, Inc.
2007 Stock Option Plan

WHEREAS, Ikaria Holdings, Inc. a Delaware corporation (the “Company”), has adopted the Ikaria Holdings, Inc. 2007 Stock Option Plan (the “Plan”) for the purpose of granting options to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to the employees and consultants of the Company or its subsidiaries or affiliates;

WHEREAS, Section 15(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan, subject, in the case of an amendment that materially and adversely affects the rights of an optionee under any option granted prior to such amendment, to such optionee’s consent;

WHEREAS, by resolution dated April 18, 2007, the Compensation Committee of the Board (the “Compensation Committee”), pursuant to authority granted to it by the Board, amended Section 2(e) of the Plan to provide that an option agreement may include a definition of “Cause” that differs from the definition included in the Plan; and

WHEREAS, by resolution dated April 18, 2007, the Compensation Committee, pursuant to authority granted to it by the Board, amended Section 9(b) of the Plan to provide that the consideration to be paid for the shares of Common Stock to be issued upon exercise of an option  may be paid with the shares underlying such option.

NOW THEREFORE, the Plan is amended as follows:

1.             Section 2(e) of the Plan is amended to insert the following sentence after the last sentence thereof:

“Notwithstanding the foregoing, an Option Agreement may include a definition of Cause that is different from the foregoing definition.”

2.             Section 9(b) of the Plan is amended and restated in its entirety to read as follows:

“Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the  aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such shorter or longer period of time as may be deemed necessary in the Administrator’s sole discretion to avoid risk of the incurrence of adverse accounting charges by the Company); (6) Shares of Optioned Stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the applicable Option is exercised; provided, however, that clauses (5) and (6) shall apply only to Options granted after March 28, 2007, if permitted by the Administrator at the time of exercise in its sole discretion; and provided, further, however, that clause (6) shall apply only to Nonstatutory Stock Options; (7) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned, thereunto duly authorized, effective as of May 14, 2007.

IKARIA HOLDINGS, INC.

/s/ Elizabeth A. Larkin
Name: Elizabeth A. Larkin
Title: Chief Financial Officer

2

Amendment No. 2 to the Ikaria Holdings, Inc.
2007 Stock Option Plan

WHEREAS, Ikaria Holdings, Inc. a Delaware corporation (the “Company”), has adopted the Ikaria Holdings, Inc. 2007 Stock Option Plan (the “Plan”) for the purpose of granting options to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to the employees and consultants of the Company or its subsidiaries or affiliates;

WHEREAS, Section 15(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan, subject, in the case of an amendment that materially and adversely affects the rights of an optionee under any option granted prior to such amendment, to such optionee’s consent; and

WHEREAS, by resolution dated January 21, 2008, the Board amended Section 9(b) of the Plan to clarify the authority of the Administrator (as such term is defined in the Plan) to determine of the type of consideration to be paid for the shares of Common Stock to be issued upon exercise of an option.

NOW THEREFORE, Section 9(b) of the Plan is amended and restated in its entirety to read as follows:

“Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be  determined by the Administrator in its sole discretion at the time of grant or, with  respect to a Nonstatutory Stock Option, at that time or at any time thereafter and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such shorter or longer period of time as may be deemed necessary in the Administrator’s sole discretion to avoid risk of the incurrence of adverse accounting charges by the Company); (6) Shares of Optioned Stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the applicable Option is exercised; provided, however, that clauses (5) and (6) shall apply only to Options granted after March 28, 2007; and provided, further, however, that clause (6) shall apply only to Nonstatutory Stock Options; (7) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other with applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the

Company of the amount required to pay the exercise price and any applicable withholding taxes; or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.”

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned, thereunto duly authorized, effective as of January 21, 2008.

IKARIA HOLDINGS, INC.

/s/ Elizabeth A. Larkin
Name: Elizabeth A. Larkin
Title: Chief Financial Officer

2

Amendment No. 3 to the Ikaria Holdings, Inc.

2007 Stock Option Plan

WHEREAS, Ikaria Holdings, Inc. a Delaware corporation (the “Company”), has adopted the Ikaria Holdings, Inc. 2007 Stock Option Plan (the “Plan”) for the purpose of granting options to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to the employees and consultants of the Company or its subsidiaries or affiliates;

WHEREAS, Section 15(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan, subject, in the case of an amendment that materially and adversely affects the rights of an optionee under any option granted prior to such amendment, to such optionee’s consent; and

WHEREAS, by resolution dated May 4, 2010, the Board amended Section 9(b) of the Plan to clarify the authority of the Administrator (as such term is defined in the Plan) to determine of the type of consideration to be paid for the shares of Common Stock to be issued upon exercise of an option.

NOW THEREFORE, Section 9(b) of the Plan is amended and restated in its entirety to read as follows:

“Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) Shares of Optioned Stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the applicable Option is exercised; provided, however, that clauses (5) and (6) shall apply only to Options granted after March 28, 2007; and provided, further, however, that clause (6) shall apply only to Nonstatutory Stock Options; (7) through a “same-day sale” cashless brokered exercise program involving one or more brokers that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (8) any combination of the foregoing methods of payment.  Notwithstanding the foregoing, (i) clauses (3) through (6) shall only apply prior to an Initial Public Offering (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as may be amended from time to time) as determined by the Administrator at the time of grant or with respect to a

NonStatutory Stock Option, at any time thereafter, (ii) clause (7) shall only apply while the Company’s Shares are publicly traded and (iii) the availability of any method of payment shall be subject to the terms and conditions of the Company’s credit facilities as in effect from time to time.”

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned, thereunto duly authorized, effective as of May 4, 2010.

IKARIA HOLDINGS, INC.

/s/ Matthew M. Bennett
Name:	Matthew M. Bennett
Title:	Senior Vice President and Secretary

2

Amendment No. 4 to the Ikaria Holdings, Inc.
2007 Stock Option Plan

WHEREAS, Ikaria, Inc. (f/k/a Ikaria Holdings, Inc.), a Delaware corporation (the “Company”), has adopted the Ikaria Holdings, Inc. 2007 Stock Option Plan (the “Plan”) for the purpose of granting options to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to the employees and consultants of the Company or its subsidiaries or affiliates;

WHEREAS, Section 15(a) of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan, subject, in the case of an amendment that materially and adversely affects the rights of an optionee under any option granted prior to such amendment, to such optionee’s consent; and

WHEREAS, the Company desires to amend Section 13(d) of the Plan to allow the plan administrator to make appropriate adjustments to the exercise price of certain outstanding options to reflect the effect of the extraordinary dividend declared on July 3, 2013.

NOW THEREFORE, Section 13(d) of the Plan is amended and restated in its entirety to read as follows:

Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.  In connection with the extraordinary dividend declared by the Board on July 3, 2013, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock to reflect the effect of such extraordinary dividend.  The Administrator may make such adjustment(s) to any or all outstanding Options, and make different adjustments to different Options.  In determining what adjustments, if any, to make, the Administrator may take into account any other actions that the Company may take with respect outstanding Options, including, but not limited to, any payments made or to be made to the holders of Options under any plan or arrangement of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned, thereunto duly authorized, effective as of the date first set forth above.

IKARIA, INC.

/s/ James Briggs
Name: James Briggs
Title: Senior Vice President